Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on loans originated by various parties acquired by Chimera Investment Corporation (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The Review was conducted from October 2020 through March 2022 on mortgage loans with origination dates from September 2020 through February 2022 via files imaged and provided by the Client for review. The Review included loans reviewed under the Leases Review Scope (510), referred to as the loans.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The Review contained five hundred ten loans (510) loans totaling an aggregate original principal balance of approximately $249.989 million.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology. AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Coborrower First Name	Interest Rate Initial Cap	Monthly Taxes	Prepayment Penalty
Amortization Term	Coborrower Last Name	Interest Rate Initial Floor	Next Interest Rate Change Date	Prepayment Penalty Period (months)
Amortization Type	Coborrower SSN	Interest Rate Life Cap	Note Date	Prepayment Terms
Appraisal As-Is Value	Contract Sales Price	Interest Rate Life Floor	Occupancy	Property Type
Appraisal Date	Cost Basis	Interest Rate Life Max	Original As-Is LTV	Purpose
Appraisal Effective Date	First Interest Rate Change Date	Interest Rate Life Min	Original CLTV	Refi Purpose
Appraised Value	First Payment Date	Interest Rate Periodic Cap	Original Interest Rate	Representative FICO
As-Is Value Used For LTV Calculation	Flood Insurance Annual Premium	Interest Rate Periodic Floor	Original Interest Rate Period	Rounding Factor
Asset Total Balance	Guarantor 1 Last Name	Investor: Qualifying Total Debt Ratio	Original Loan Amount	State
Available for Reserves	Hazard Insurance Annual Premium	Lien Position	Original LTV	Street
Balloon Flag	Hazard Insurance Monthly Premium	Lookback Period	Original P&I	Subject Debt Service Coverage Ratio
Borrower First Name	Index Type	LTV Valuation Value	Original PITI	Total Cash-out
Borrower Full Name	Interest Collection Type	Margin	Original PITIA	Total PITIA
Borrower Last Name	Interest Only	Maturity Date	Original Term	Zip
Borrower SSN	Interest Only Period	MERS Min Number	Origination Channel
City	Interest Rate Change Frequency	Monthly HOA Dues	Payment Frequency

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC will review the corresponding Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI/DSCR” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard

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appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

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(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

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OVERALL REVIEW RESULTS SUMMARY

Of the five hundred ten (510) loans reviewed, all five hundred ten (510) or 100% received an Overall “A” or “B” grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	245	48.04%
B	265	51.96%
C	0	0.00%
D	0	0.00%
Total	510	100.00%

CREDIT RESULTS SUMMARY

All five hundred ten (510) loans reviewed received an “A” or “B” Credit grade, and two hundred eight-seven (287) or 56.27% received an “A” Credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	287	56.27%
B	223	43.73%
C	0	0.00%
D	0	0.00%
Total	510	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All five hundred ten (510) loans reviewed received an “A” or “B” Property grade, and four hundred fifty-two (452) or 88.63% received an “A” Property grade.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	452	88.63%
B	58	11.37%
C	0	0.00%
D	0	0.00%
Total	510	100.00%

OVERALL EXCEPTION DETAIL (“B”, “C” and “D” grades only)

The list below details the exceptions that would have driven an individual “B”, “C”, or “D” grade. A single loan may have contained one or more exceptions within each category.

Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Guideline	162
		Borrower and Mortgage Eligibility	63
		Credit	55
		Asset	26
		Loan Package Documentation	19
		Fix and Flip	16
		Insurance	11
		Missing Document	9
		Property - Appraisal	2
		Total Credit Grade (B) Exceptions:	363
Total Credit Exceptions:			363
Property	B	Appraisal Reconciliation	60
		Total Property Grade (B) Exceptions:	60
Total Property Exceptions:			60
Grand Total:			423

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five hundred ten (510) Loans reviewed, four hundred fifty-four (454) unique Loans had one thousand seven hundred fifty-eight (1,758) different tape discrepancies across sixty-six (66) data fields (some Loans had more than one data delta). The most variances were found on Borrower Last Name, Origination Channel and Street. These variances are frequently due to entity versus individual guarantor(s) name being listed on the tape data.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
# of Units	36	418	8.61%
Amortization Term	14	267	5.24%
Amortization Type	0	259	0.00%
Appraisal As-Is Value	11	16	68.75%
Appraisal Date	45	56	80.36%
Appraisal Effective Date	0	1	0.00%
Appraised Value	6	59	10.17%
As-Is Value Used For LTV Calculation	2	115	1.74%
Asset Total Balance	3	3	100.00%
Available for Reserves	3	3	100.00%
Balloon Flag	64	201	31.84%
Borrower First Name	145	204	71.08%
Borrower Full Name	108	364	29.67%
Borrower Last Name	234	245	95.51%
Borrower SSN	3	4	75.00%
City	26	467	5.57%
Coborrower First Name	2	3	66.67%
Coborrower Last Name	2	3	66.67%
Coborrower SSN	1	1	100.00%
Contract Sales Price	60	117	51.28%
Cost Basis	0	23	0.00%
First Interest Rate Change Date	3	71	4.23%
First Payment Date	1	455	0.22%
Flood Insurance Annual Premium	28	41	68.29%
Guarantor 1 Last Name	3	3	100.00%
Hazard Insurance Annual Premium	20	41	48.78%
Hazard Insurance Monthly Premium	9	40	22.50%
Index Type	4	73	5.48%
Interest Collection Type	1	2	50.00%
Interest Only	1	354	0.28%
Interest Only Period	1	64	1.56%
Interest Rate Change Frequency	3	71	4.23%
Interest Rate Initial Cap	8	60	13.33%

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Interest Rate Initial Floor	63	74	85.14%
Interest Rate Life Cap	6	106	5.66%
Interest Rate Life Floor	5	25	20.00%
Interest Rate Life Max	0	4	0.00%
Interest Rate Life Min	0	4	0.00%
Interest Rate Periodic Cap	6	41	14.63%
Interest Rate Periodic Floor	1	5	20.00%
Investor: Qualifying Total Debt Ratio	11	35	31.43%
Lien Position	0	325	0.00%
Lookback Period	0	8	0.00%
LTV Valuation Value	8	74	10.81%
Margin	8	106	7.55%
Maturity Date	20	480	4.17%
MERS Min Number	21	42	50.00%
Monthly HOA Dues	8	14	57.14%
Monthly Taxes	2	11	18.18%
Next Interest Rate Change Date	0	4	0.00%
Note Date	4	342	1.17%
Occupancy	0	265	0.00%
Original As-Is LTV	1	4	25.00%
Original CLTV	3	216	1.39%
Original Interest Rate	80	494	16.19%
Original Interest Rate Period	0	4	0.00%
Original Loan Amount	3	458	0.66%
Original LTV	27	451	5.99%
Original P&I	36	134	26.87%
Original PITI	13	25	52.00%
Original PITIA	44	62	70.97%
Original Term	3	250	1.20%
Origination Channel	178	231	77.06%
Payment Frequency	0	14	0.00%
Prepayment Penalty	0	234	0.00%
Prepayment Penalty Period (months)	4	225	1.78%
Prepayment Terms	11	23	47.83%
Property Type	67	429	15.62%
Purpose	20	510	3.92%
Refi Purpose	22	320	6.88%
Representative FICO	22	456	4.82%
Rounding Factor	3	14	21.43%
State	12	432	2.78%
Street	152	420	36.19%
Subject Debt Service Coverage Ratio	12	115	10.43%
Total Cash-out	6	7	85.71%
Total PITIA	20	114	17.54%
Zip	9	422	2.13%
Total	1,758	12,133	14.49%

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	432	84.71%	$195,330,603.20	78.14%
Adjustable	78	15.29%	$54,658,512.75	21.86%
Total	510	100.00%	$249,989,115.95	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	510	100.00%	$249,989,115.95	100.00%
Total	510	100.00%	$249,989,115.95	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.20%	$926,250.00	0.37%
Cash Out: Other/Multi-purpose/Unknown Purpose	320	62.75%	$162,866,672.75	65.15%
First Time Home Purchase	1	0.20%	$52,500.00	0.02%
Other-than-first-time Home Purchase	134	26.27%	$62,811,010.20	25.13%
Rate/Term Refinance - Borrower Initiated	54	10.59%	$23,332,683.00	9.33%
Total	510	100.00%	$249,989,115.95	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	3	0.59%	$3,851,833.00	1.54%
121-180 Months	5	0.98%	$5,190,710.00	2.08%
241-360 Months	498	97.65%	$239,659,572.95	95.87%
360+ Months	4	0.78%	$1,287,000.00	0.51%
Total	510	100.00%	$249,989,115.95	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	192	37.65%	$49,479,199.00	19.79%
Condo, Low Rise	15	2.94%	$3,342,650.00	1.34%
Condo, High Rise	2	0.39%	$797,000.00	0.32%
PUD	32	6.27%	$7,932,465.20	3.17%
1 Family Attached	17	3.33%	$3,298,200.00	1.32%
2 Family	67	13.14%	$21,240,097.75	8.50%
3 Family	44	8.63%	$17,798,350.00	7.12%
4 Family	25	4.90%	$9,525,200.00	3.81%
5-10 Unit Multi-Family	25	4.90%	$19,319,650.00	7.73%
11-20 Unit Multi-Family	13	2.55%	$15,745,593.00	6.30%
21-40 Unit Multi-Family	3	0.59%	$2,042,850.00	0.82%
Other	2	0.39%	$1,386,250.00	0.55%
Unavailable	73	14.31%	$98,081,611.00	39.23%
Total	510	100.00%	$249,989,115.95	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	510	100.00%	$249,989,115.95	100.00%
Total	510	100.00%	$249,989,115.95	100.00%

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